SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT: November 19, 2001

(Date of earliest event reported)

Daw Technologies, Inc.

(Exact name of registrant as specified in its charter)

UTAH	0-21818	87-0464280
(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation)		Identification Number)

2700 South 900 West
Salt Lake City, Utah	84119
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (801) 977-3100

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

On November 19, 2001, the Company issued a press release reporting that the Company was unable to timely file its report on Form 10-Q for the quarter ended September 30, 2001 because of an inability to timely reconcile several general ledger accounts relating to its European branch office.  The press release also reported that the Company will restate its financial statements for the years ended December 31, 1999 and 2000 and quarterly periods in 1999, 2000 and 2001, and that the restatement is likely to have a material adverse effect on reported financial results for 1999 and 2000.  Attached as Exhibit 99.1 is a copy of the press release issued on November 19, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit	Description

99.1	Press Release issued by Daw Technologies, Inc. on November 19, 2001

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 20 , 2001	DAW TECHNOLOGIES, INC.

		By:	/s/ Randy K. Johnson
		Name:	Randy K. Johnson
		Title:	Vice President, Secretary and General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER

DESCRIPTION

99.1	Press Release